UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

VantageMed Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

11060 White Rock Road, Suite 210 / Rancho Cordova, CA 95630 / (877) 879-8633 / www.vantagemed.com

On March 26, 2007, VantageMed mailed to its warrant holders a written Notice to Holders of VantageMed Corporation Warrants, the form of which is included below.

March 26, 2007

[Name]
[Address]

Re:        Notice to Holders of VantageMed Corporation Warrants

Dear Warrant Holder:

This notice is delivered to you because you currently hold one or more warrants to purchase shares of VantageMed’s common stock (each a “Warrant”, and collectively, the “Warrants”).  Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Warrants.

VantageMed has recently entered into an Agreement and Plan of Merger with Nightingale Informatix Corporation, a corporation existing under the laws of the Province of Ontario, Canada (“Nightingale”), dated February 16, 2007, which provides for the acquisition of VantageMed by Nightingale through the merger of a wholly-owned subsidiary of Nightingale with and into VantageMed, with VantageMed surviving the merger as a wholly-owned subsidiary of Nightingale (the “Merger”).  There are a number of conditions that must be satisfied before the Effective Time of the Merger, including the approval of the Merger by our stockholders.  The Effective Time is currently expected to occur on or around April 18, 2007, but there can be no guarantee of the exact or approximate date of the Effective Time of the Merger. If the Merger is completed, each outstanding share of VantageMed’s common stock will be converted into the right to receive $0.75 in cash.

On February 16, 2007, each of the Warrants was amended to add a Section 8(i).  A copy of the form of these amendments is attached hereto to as Exhibit A.  Pursuant to Section 8(i) of each of the Warrants, the Warrants shall terminate if not exercised in full prior to the Effective Time of the Merger.  As described above, the Effective Time is anticipated to occur on or about April 18, 2007.  Any unexercised Warrants will terminate if they are not exercised prior to the Effective Time and you will not receive any distributions in the Merger for the shares issuable under such Warrants.  If you wish to exercise the Warrants, VantageMed encourages you to do so prior to April 13, 2007.

For your convenience, attached hereto as Exhibit B, is a Warrant Exercise Form that contains a summary of the unexercised, in-the-money Warrants (Warrants with a Warrant Price less than $0.75 per share) that you may exercise prior to the Effective Time, if any.  You may use the Warrant Exercise Form to exercise the in-the-money Warrants contingent upon the closing of

11060 White Rock Road, Suite 210 / Rancho Cordova, CA 95630 / (877) 879-8633 / www.vantagemed.com the Merger.  We will hold your check in escrow pending completion of the merger, and if the Merger is not consummated, your exercise will be voided and your check will be returned to you.

Please note that you may still exercise the Warrants so that their exercise is not contingent upon the closing of the Merger.  If you would like to exercise your in-the-money Warrants so that their exercise is not contingent upon the consummation of the Merger, please refer to such Warrants to determine the proper procedure for their exercise.

Please place a check mark in the appropriate box below to indicate whether (i) you intend to exercise your in-the-money Warrants contingent on completion of the merger by completing and delivering the attached Warrant Exercise Form, (ii) you intend to exercise your in-the-money Warrants so that the exercise is not contingent on completion of the merger or (iii) you intend to allow your in-the-money Warrants to terminate pursuant to Section 8(i) of the Warrants upon the Effective Time of the Merger.  VantageMed cannot give tax or financial advice.  VantageMed strongly recommends that you seek advice from tax and/or financial professionals regarding your specific situation.

If you have any questions regarding the Merger or the exercise of the Warrants, please contact Liesel Loesch, VantageMed’s Chief Financial Officer, at (916) 231-4833.

VantageMed Corporation

By:
Liesel Loesch
Chief Financial Officer

Received, Acknowledged and Agreed:

By:

Printed Name and Title:

Date:

☐               I intend to exercise my in-the-money warrant(s) contingent on completion of the merger by completing and delivering the attached Warrant Exercise Form.

☐               I intend to exercise my in-the-money warrant(s) so that the exercise is not contingent on completion of the merger by using the procedure for exercise as outlined in such warrant(s).

☐               I intend to allow my in-the-money warrant(s) to terminate pursuant to section 8(i) of such warrant(s) upon the Effective Time of the Merger.

11060 White Rock Road, Suite 210 / Rancho Cordova, CA 95630 / (877) 879-8633 / www.vantagemed.com

Exhibit A

AMENDMENT TO
VANTAGEMED CORPORATION
SERIES ____ WARRANT TO PURCHASE SHARES
OF COMMON STOCK, PAR VALUE $0.001 PER SHARE

February 16, 2007

This Amendment (this “Amendment”) to VantageMed Corporation Series __ Warrants to Purchase Shares of Common Stock, Par Value $0.001 per Share (the “Series __ Warrants”) shall, pursuant to Section 21 of the Series __Warrants, be effective as to the holders of Series __ Warrants upon the execution of this Amendment by VantageMed Corporation (the “Company”) and the undersigned holders of such Series __ Warrants representing the Majority Holders.  Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Series __ Warrants.

1.             Except as otherwise provided herein, the terms of the Series __ Warrants will remain in full force and effect.

2.             Effective as of the effective date hereof, each Series __ Warrant shall be amended by adding to Section 8 thereto a new subsection (i) as follows:

(i)            Notwithstanding anything to the contrary herein, in the event that the Company shall agree to enter into a merger transaction with another corporation in a transaction in which all of the holders of outstanding shares of Common Stock will exchange their shares solely for the right to receive cash (a “Cash Merger”), the Company will provide to the holders of Series __ Warrants at least twenty (20) days written notice of the proposed effective date of such Cash Merger (the “Merger Notice”), which notice shall include in reasonable detail the terms of such merger.  To the extent any portion of this Warrant remains unexercised on the effective time of such Cash Merger (the “Effective Time”), this Warrant will terminate and no longer be exercisable.  Any exercise of Series __ Warrants in the manner provided herein during the period after the date of the Merger Notice but prior to the Effective Time may be conditioned on the occurrence of the Effective Time, and in the event the Cash Merger is terminated prior to the Effective Time, such exercises may be rescinded by the holders without obligation.  In the event of any such termination, any cash held by the Company pending the Effective Time representing an exercise amount will be returned to the holder without deduction or set-off.

3.             The undersigned represents that it is the record Holder of Series __ Warrants to purchase the number of shares of Common Stock listed next to the undersigned’s name below.

4.             This Amendment may be executed in one or more counterparts, including by facsimile, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

5.             This Amendment shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.  Each of the parties hereto irrevocably consents to the exclusive jurisdiction

11060 White Rock Road, Suite 210 / Rancho Cordova, CA 95630 / (877) 879-8633 / www.vantagemed.com and venue of the state or federal courts located in New York City in connection with any matter based upon or arising out of this Amendment or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of New York for such persons.

[Signature Page Follows]

11060 White Rock Road, Suite 210 / Rancho Cordova, CA 95630 / (877) 879-8633 / www.vantagemed.com

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed individually or by its respective duly authorized officer as of the date first written above.

VANTAGEMED CORPORATION CORPORATION

By:
Name:
Title:

WARRANTHOLDER:

(Print Warrantholder Name)

By:
(Signature)

Name:
(Print Name)

Title:

Series __ Warrants beneficially owned:

11060 White Rock Road, Suite 210 / Rancho Cordova, CA 95630 / (877) 879-8633 / www.vantagemed.com

Exhibit B

VANTAGEMED CORPORATION (THE “COMPANY”)
WARRANT EXERCISE FORM

FROM:	DATE:

The undersigned hereby elects to exercise the following warrants(s) effective as of immediately prior to the closing of the Merger (as defined in the letter to which this Warrant Exercise Form is attached); provided, however, that this exercise is conditioned upon the closing of the Merger.  The undersigned hereby understands and acknowledges that: (1) shares of VantageMed common stock issued upon this exercise (a) will not be represented by physical share certificates and (b) will solely represent the right to receive $0.75 in cash, without interest, for each share exercised, pursuant to the terms of the Merger, and (2) payment of such amounts will be made only upon delivery to VantageMed of the total Warrant Price and proper and timely completion of this Warrant Exercise Form and a Letter of Transmittal that will be issued in connection with the Merger.

If you do not wish to exercise the full amount of the warrants set forth below, please correct as applicable.

Series	Issue Date	Warrant Shares	Warrant Price (A)	Number of Warrant Shares to be Exercised (B)	Total Warrant Price (A*B)
In-the-Money Warrants (Warrant Price < $0.75)

Total (Check Payable to VantageMed Corporation)					$
Other Warrants (Warrant Price > $0.75)
				N/A	N/A

I understand that, if I am an officer or director of the Company, I may be subject to additional requirements under Federal securities regulations which pertain to this type of transaction.

X
Signature	Social Security Number or Federal Tax ID

Work Phone	Home Phone	Email Address

PLEASE DELIVER THIS WARRANT EXERCISE FORM WITH
A CHECK MADE PAYABLE TO VANTAGEMED CORPORATION (REPRESENTING THE TOTAL WARRANT PRICE)
TO: LIESEL LOESCH
11060 WHITE ROCK ROAD, SUITE 210
RANCHO CORDOVA, CA 95670

ANY QUESTIONS, PLEASE CONTACT: LIESEL LOESCH AT (916) 231-4833 OR LLOESCH@VANTAGEMED.COM

11060 White Rock Road, Suite 210 / Rancho Cordova, CA 95630 / (877) 879-8633 / www.vantagemed.com

Forward-Looking Statements Safe Harbor

Certain statements contained in this current report regarding VantageMed’s future plans or prospects and any other statements not constituting historical fact are “forward-looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995.  Where possible, the words “believe,” “expect,” “anticipate,” “intend,” “should,” “will,” “planned,” “estimated,” “potential,” “goal,” “outlook,” and similar expressions, as they relate to either company or their management, have been used to identify such forward-looking statements.  All forward-looking statements reflect only current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to the companies.  Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause the company’s actual plans or prospects to differ materially from those expressed in, or implied by, these statements. Such risks, uncertainties and contingencies include, but are not limited to, statements about the benefits of the merger, the parties’ plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the risk of failure of VantageMed’s stockholders to approve the merger; (2) the risk of other conditions to the merger failing and the merger agreement being terminated prior to closing and (3) the potential disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers.  Additional factors that could cause our results to differ materially from those described in the forward-looking statements are described in detail in VantageMed’s periodic and current reports filed with the Securities and Exchange Commission from time to time that are available on the SEC’s internet Web site at www.sec.gov.  Unless required by law, VantageMed undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the transaction, VantageMed has filed a definitive proxy statement and other materials with the Securities and Exchange Commission. BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION, HOLDERS OF VANTAGEMED’S COMMON STOCK ARE URGED TO READ THEM CAREFULLY.  Documents filed with the SEC, are available for free (along with any other documents and reports filed by VantageMed with the SEC) at the SEC’s website at www.sec.gov, and VantageMed’s stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from VantageMed.

Interests of Participants in the Solicitation of Proxies

 VantageMed and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of VantageMed in favor of the proposed merger. A description of the interests of the executive officers and directors in VantageMed is set forth in the proxy statement for VantageMed’s 2006 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on April 14, 2006, and its Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on March 31, 2006. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the executive officers and directors in the proposed merger by reading the definitive proxy statement on file with the SEC and additional materials filed with the SEC when they become available.  These documents are available free of charge at the SEC’s web site at www.sec.gov and from VantageMed by directing a request to VantageMed Investor Relations, (916) 638-4744, ext. 4833, investor@vantagemed.com.

11060 White Rock Road, Suite 210 / Rancho Cordova, CA 95630 / (877) 879-8633 / www.vantagemed.com